EXHIBIT 99.906CERT


 CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Matthew Kelmon, President & Chief Executive Officer of Kelmoore Strategic Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    5/4/05                        /s/ Matthew Kelmon
     -------------------         -----------------------------------------------
                                 Matthew Kelmon, President & Chief
                                 Executive Officer
                                 (principal executive officer)


I, Shawn K. Young, Treasurer of Kelmoore Strategic Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    5/4/05                        /s/ Shawn K. Young
     -------------------         -----------------------------------------------
                                 Shawn K. Young, Treasurer
                                 (principal financial officer)